FALCON FINANCIAL, LLC
                                 LOAN PROGRAM

                 AMENDED AND RESTATED SECURED PROMISSORY NOTE

      This amended and restated secured promissory note (the "Note") is made in connection with the Security Agreement, dated as of the date hereof ("Security Agreement"), by and between the Borrower and FALCON FINANCIAL, LLC, a Delaware limited liability company ("Secured Party"). All terms used herein and not otherwise defined herein shall have the meaning accorded to such terms in the table set forth below and in the Security Agreement. This Note is entitled to the benefits of and is secured by the pledge, liens, security, title, rights and security interests granted under the Security Agreement and the other Loan Documents, as the same may be amended, supplemented or renewed, from time to time.

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Date of Note:                      May 14, 1998
                                   New York, New York
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Principal Amount:                  $7,500,000
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Borrower:                          Major Acquisition Corp., Major Chrysler
                                   Plymouth Jeep Eagle, Inc., Major Chevrolet,
                                   Inc., Major Dodge, Inc., Major Subaru, Inc.
                                   and Major Automotive Realty Corp., each a New York corporation.
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First Payment Date:                July 1, 1998
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Interest Rate:                     10.18%
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Funding Date Payment:              $38,175.00
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Stated Payment Amount:             $81,423.28
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Lockout Period:                    A period of 5 years (commencing on the Date
                                   of Note)
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Amortization Period:               A period of 180 months commencing on the
                                   first day of the month following the Date of
                                   Note (or on the Date of Note if such date is
                                   the first day of a month).
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Maturity Date:                     May 1, 2013
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

      1. Payments of Principal: Borrower hereby promises to pay to the order of Secured Party the Principal Amount outstanding under this Note (x) in monthly installments from the date of the First Payment Date through the Maturity Date,
(y) at the option of Borrower, in full but not in part, at such time as this
Note is prepaid but only as permitted under paragraph 4 below, and (z) in full either at such time as this Note is accelerated under paragraph 5 below or matures under paragraph 3 below.

      2. Interest: Interest will accrue and be charged on the Principal Amount outstanding, from time to time (i) except as provided in (ii), at the Interest Rate, and (ii) upon and during the continuation of an Event of Default, at a rate per annum equal to the sum of (x) the Interest Rate and (y) 300 basis points ("Default Rate"). Borrower promises to pay interest to the order of Secured Party in arrears on each Payment Date except as provided in paragraph 3.a.i below. All calculations of interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months but paid for the actual number of days elapsed with respect to any partial month. In no event shall Borrower's interest payment obligations or the amounts of interest payable, contracted for, charged or received under or in connection with this Note exceed the limitations set forth in paragraph 8 below.

      3. Form, Place and Timing of Payments: Borrower agrees to make all payments under this Note to the order of Secured Party in lawful money of the United States of America and in immediately available funds, at such place or places and by such method or methods (wire transfer or bank account debit) as Secured Party may request.

            a. Payment and Amortization Schedule; Maturity:

                  i. On the date of funding, Borrower's Funding Date Payment is due. The Funding Date Payment equals the amount of the interest payable for the period from the date of the funding of the Note, through and including the last day of the month in which funding occurs (unless funding has occurred on the first day of the month in which case, said interest is payable under paragraph 3.a.ii below).

                  ii. Commencing on the First Payment Date, and on the first day of each month thereafter (each a "Payment Date"), Borrower agrees to pay the Stated Payment Amount until the earliest of the acceleration, full prepayment or Maturity Date of this Note.

                  iii. The Principal Amount outstanding on the Maturity Date, together with any and all accrued and unpaid interest, charges, fees and expenses, shall be due and payable on the Maturity Date.

            b. Timing of Payments: Whenever a payment to be made under this Note becomes due and payable on a Saturday or Sunday or on a legal holiday or a date on which banking institutions located in the State of New York are authorized or required to close, such payment shall be made on the next succeeding Business Day.

            c. Late Payment Charge: If Secured Party has not received on any Payment Date, on the Maturity Date, or on any other date on which any payment is due (whether by acceleration or otherwise) the full amount due on such Payment Date, Maturity Date or other date, as the case may be, Borrower promises to pay to the order of Secured Party, promptly on demand, a late payment charge in an amount equal to the product of (x) the difference between (1) the amount due on any such due date and (2) the amount actually received on such due date multiplied by (y) 0.05.

      4. Prepayments:

            a. Note Prepayable in Full: Subject to paragraph 4.b below, Borrower may prepay the Note in full but not in part on any Payment Date. Borrower understands that any prepayment shall require, in addition to payment of all amounts outstanding hereunder on the date thereof, payment of a yield maintenance amount (the "Yield Maintenance Amount") in an amount equal to the excess, if any, of the Discounted Value over the outstanding Principal Amount. For the purposes of this paragraph 4, the following terms have the following meanings:

      "Discounted Value" means on any Prepayment Date the amount calculated by discounting all Remaining Scheduled Monthly Loan Payments from their respective scheduled due dates to the Prepayment Date, at a discount factor (applied on a monthly basis) equal to the Reinvestment Rate.

      "Reinvestment Rate" means the bond equivalent yield to maturity implied by either (i) the yield reported, as of 10:00 A.M. (New York City time) on the business day next preceding the Prepayment Date, on the display designated as "Page 500" on the Telerate Service (or such other display as may replace Page 500 on the Telerate Service) for actively traded United States Treasury obligations having a maturity equal to the Remaining Average Life, or (ii) if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable, the Treasury Constant Maturity Series yields reported (for the latest day for which such yields shall have been so reported as of the business day next preceding the Prepayment Date) in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded United States Treasury obligations having a constant maturity equal to the Remaining Average Life plus, in either case, 225 basis points. Such implied yield shall be determined, if necessary, by (a) converting United States Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice, and (b) interpolating linearly between reported yields.

      "Remaining Average Life" means on any Prepayment Date the number of years (calculated to the nearest one-twelfth year, assuming a 360-day year of 12 equal months of 30 days each) obtained by dividing (i) the outstanding Principal Amount on the Prepayment Date into (ii) the sum of the products obtained by multiplying (a) the principal portion of each Remaining Scheduled Monthly Loan Payment by (b) the number of years (calculated to the nearest one-twelfth year) which will elapse between the Prepayment Date and the scheduled due date of such Principal Payment.

      "Remaining Scheduled Monthly Loan Payments" means on any Prepayment Date an amount equal to the scheduled Stated Payment Amount that would be due during the period from the Prepayment Date to and including the Maturity Date.

Borrower understands and agrees that the right to prepay is subject to payment of the Yield Maintenance Amount, that Borrower has no right to prepay this Note without payment of the Yield Maintenance Amount and that such Yield Maintenance Amount applies to all prepayments, voluntary or otherwise. In the event that Borrower elects to prepay this Note, Borrower will notify Secured Party in writing of Borrower's election to prepay this Note in full and Borrower agrees to specify in such notice the proposed date (the "Prepayment Date") for prepayment (which date shall be a Payment Date not less than thirty (30) days nor more than sixty (60) days from the date of said notice). Secured Party will notify Borrower within twenty (20) days of its receipt of such notice from Borrower of the scheduled amount of accrued and unpaid interest through the Prepayment Date, the outstanding Principal Amount on such Prepayment Date, and the Yield Maintenance Amount, which amount shall be subject to adjustment for changes in the Reinvestment Rate payable on the Prepayment Date (collectively, the "Prepayment Amount") and Borrower shall pay such Prepayment Amount in accordance with Secured Party's instructions by 2:00 P.M. on such Prepayment Date. Borrower may rescind its notice of prepayment if Borrower is not satisfied that the Prepayment Amount is calculated in accordance with this Agreement.

            b. Limitations of Prepayment. Borrower shall not be permitted to make any prepayment during the Lockout Period and Borrower agrees that Borrower has no right to (and shall not) elect to prepay this Note, in whole or in part, during the Lockout Period. In addition, no prepayment shall be made without the consent of Secured Party if an Event of Default has occurred and is continuing (or an event has occurred or circumstance exists which with the passage of time or the giving of notice, or both, would constitute an Event of Default). Partial prepayments are not permitted hereunder.

      5. Acceleration; Expenses: If an Event of Default occurs, the entire Principal Amount may be accelerated by Secured Party and Secured Party may pursue it remedies against Borrower and the personal and real property that secures Borrower's Obligations, including Borrower's obligation to pay the Principal Amount evidenced by this Note, from time to time and in such order as Secured Party shall determine. If an Event of Default described in Section 6.2 of the Security Agreement occurs, the entire Principal Amount shall be automatically accelerated without presentment, demand, protest or notice of any kind. If the Principal Amount is accelerated, Borrower hereby agrees to pay to the order of Secured Party on the date of acceleration an amount equal to the full Prepayment Amount, including, without limitation, accrued and unpaid interest and the Yield Maintenance Amount which would be due and payable on the Payment Date immediately following the date of acceleration if the Note were prepaid in full on such Payment Date, together with all accrued and unpaid

Late Payment Charges. Borrower agrees that upon the occurrence of an Event of Default, Borrower will pay all reasonable costs of collection (including, without limitation, reasonable and actual attorneys' fees and disbursements, whether or not a suit is commenced), which amounts (and all other amounts which are due and payable by Borrower) shall be added to the Principal Amount of this Note and will bear interest at the Default Rate.

      6. WAIVERS AND SPECIAL AGREEMENTS: BORROWER HEREBY MAKES AND ACKNOWLEDGES THAT IT MAKES ALL OF THE WAIVERS AND SPECIAL AGREEMENTS ("WAIVERS") SET FORTH IN THIS NOTE KNOWINGLY, INTENTIONALLY, VOLUNTARILY, WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF SUCH WAIVERS WITH ITS ATTORNEY; BORROWER FURTHER ACKNOWLEDGES THAT BORROWER UNDERSTANDS THE RIGHTS BEING WAIVED AND THAT THE WAIVERS ARE A MATERIAL INDUCEMENT TO SECURED PARTY TO MAKE THE LOAN TO BORROWER; THAT THE TERMS OF THE LOAN ARE FAVORABLE TO BORROWER AND THAT SECURED PARTY WOULD NOT HAVE MADE THE LOAN ON SUCH TERMS WITHOUT SUCH WAIVERS. Borrower and any and all obligors, sureties, guarantors and endorsers of this Note and all other parties now or hereafter liable hereon jointly and severally ("Obligors") (i) acknowledge that the transaction of which this Note is a part is part of a commercial transaction, (ii) waive any and all (from time to time)
(a) rights to notice and hearing under any state or federal law with respect to any prejudgment remedy which the Secured Party may desire to use, from time to time, and (b) grace, diligence, demand, presentment for payment, protest, notice of any kind (including notice to sureties, disclosure of facts which materially increase risks, notice of protest, acceptance, liability suit, demand, or action, dishonor, payment or nonpayment, protest, intention to accelerate or acceleration, extension or renewal), surety defenses of any kind (including defenses relating to impairment of recourse, release or modification of underlying obligation, extension of time, impairment of collateral, nondisclosure), rights of appraisal of any security or collateral for any obligation or guaranteed obligation and diligence in collecting and bringing suit against any party; (iii) agree (a) to all extensions of any obligation or guaranteed obligations (including rescheduling and recalculation of amortization), in whole or in part, from time to time, or any partial payments, with or without notice, before or after maturity, (b) to any one or more substitutions, exchanges or releases of any or all security, now or hereafter given for any obligation, (c) to any and all releases, from time to time, of any and all parties primarily, secondarily or otherwise liable for any obligation or guaranteed obligation, (d) that it is not (and at no time will be) necessary for Secured Party, or any other holder, transferee, obligee or beneficiary of any note or obligation or guaranteed obligation (or any interest therein) (collectively, "Obligee"), in order to enforce such note or obligation, to first institute or exhaust such Person's remedies against any borrower or other Person or against any collateral or other security for such note or obligation, and (e) that any delay in exercising, failure to exercise, or non-exercise (or partial exercise), from time to time, by Secured Party or any Obligee of any obligation or guaranteed obligation of any rights or remedies (or to insist upon strict performance) in any one or more instances shall not constitute a waiver thereof (or preclude full exercise or insistence upon strict performance thereof) in that or any other instance, and any single exercise of any such Person's right or remedies in any one or more instances shall not preclude full exercise in any other instance; and (iv) waive and agree not to assert any right of set off and any claim (as defined in U.S.C. Section 101), including, without limitation, any claim of subrogation, reimbursement, exoneration, contribution or indemnification that Borrower or any other Obligor may now or hereafter have against Borrower or any other Obligor or any security held by or available to Secured Party.

      7. WAIVER OF TRIAL BY JURY AND APPRAISAL RIGHT: BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND SECURED PARTY BY ITS ACCEPTANCE OF THE NOTE IRREVOCABLY AND UNCONDITIONALLY WAIVES, ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THE NOTE. BORROWER HEREBY FURTHER WAIVES ANY AND ALL RIGHTS BORROWER MAY NOW OR HEREAFTER HAVE TO AN APPRAISAL OF ANY SECURITY OR COLLATERAL FOR BORROWER'S OBLIGATIONS HEREUNDER.

      8. LIMITATION ON INTEREST. NOTWITHSTANDING ANY OTHER PROVISION HEREOF, IN NO EVENT SHALL THE AMOUNT OR RATE OF INTEREST (INCLUDING TO THE EXTENT APPLICABLE ANY DEFAULT RATE INTEREST OR LATE PAYMENT CHARGE) PAYABLE, CONTRACTED FOR, CHARGED OR RECEIVED UNDER OR IN CONNECTION WITH THIS NOTE, FROM TIME TO TIME OR FOR WHATEVER REASON, EXCEED THE MAXIMUM RATE OR AMOUNT, IF ANY, SPECIFIED BY APPLICABLE LAW. If from any circumstance whatsoever, fulfillment of any provision hereof or of such other Loan Documents or other documents or obligations at the time performance of such provision shall be due, shall involve transcending the limit of validity proscribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstance Secured Party shall ever receive an amount deemed interest by applicable law which shall exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the Principal Amount owing hereunder or on account of any other principal indebtedness of the Borrower to Secured Party, and not to payment of interest or if such excessive interest exceeds the unpaid balance of Principal Amount and such other indebtedness, or if Secured Party is prohibited by applicable law from applying such excessive interest to the reduction of Principal Amount or on account of any other indebtedness, the excess shall be refunded to Borrower. All sums paid or agreed to be paid by the Borrower for the use, forbearance or detention of the indebtedness of the Borrower to Secured Party shall, to the extent permitted by applicable law, be amortized prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest on account of such indebtedness is uniform though the term hereof. The terms and provisions of this paragraph shall control and supersede every other provision of all agreements between the Borrower and Secured Party and all obligations of Borrower to Secured Party.

      9. Application; Calculations of Amounts Due. Timely payments of Stated Payment Amount shall be applied first to accrued and unpaid interest, then to outstanding Principal Amount. All calculations and applications of amounts due on any date, whether by acceleration or otherwise, will be made by Secured Party (or its agent or representative) and Borrower agrees that all such calculations and applications will be conclusive and binding absent manifest error.

      10. Miscellaneous. This Note is freely assignable in whole or in part, from time to time, by Secured Party and Secured Party may grant participation interests herein, in each case without notice to or consent of Borrower and without incurring any responsibility to Borrower. This Note and the rights and obligations under this Note are not assignable or delegatable, directly or indirectly, in whole or in part, by Borrower, except as provided in and then only in accordance with the Security Agreement. This Note shall be binding upon Borrower, its successors and, without limiting the preceding two sentences, assigns. For all payments to be made and obligations to be performed under this Note, Borrower agrees to perform strictly in accordance with the terms of this Note and time is of the essence. Whenever possible, this Note and each provision hereof, shall be interpreted in such manner as to be effective, valid and enforceable under applicable law. If and to the extent that any such provision shall be held invalid and unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provisions hereof, and any determination that the application of any provision hereof to any person or under any circumstance is illegal and unenforceable shall not affect the legality, validity and enforceability of such provision as it may be applied to any other person or in any other circumstance. All rights and remedies provided in this Note, the Security Agreement, any Loan Document or any law shall be available to Secured Party and shall be cumulative. THIS NOTE IS BEING EXECUTED AND DELIVERED IN THE STATE OF NEW YORK AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THIS NOTE CONTAINS WAIVERS OF VARIOUS RIGHTS AND DEFENSES, INCLUDING (WITHOUT LIMITATION) WAIVERS OF RIGHTS OF JURY TRIAL AND APPRAISAL AS SET FORTH IN PARAGRAPH 7 HEREOF.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, Borrower has caused this Note to be executed and delivered on the first date set forth above.

WITNESSED AND ATTESTED TO:          MAJOR ACQUISITION CORP.

By:                                 By:
   ----------------------------        ----------------------------
Name:                               Name:
Title:                              Title:


WITNESSED AND ATTESTED TO:          MAJOR CHRYSLER PLYMOUTH
                                    JEEP EAGLE, INC.

By:                                 By:
   ----------------------------        ----------------------------
Name:                               Name:
Title:                              Title:


WITNESSED AND ATTESTED TO:          MAJOR CHEVROLET, INC.

By:                                 By:
   ----------------------------        ----------------------------
Name:                               Name:
Title:                              Title:


WITNESSED AND ATTESTED TO:          MAJOR DODGE, INC.

By:                                 By:
   ----------------------------        ----------------------------
Name:                               Name:
Title:                              Title:


WITNESSED AND ATTESTED TO:          MAJOR SUBARU, INC.

By:                                 By:
   ----------------------------        ----------------------------
Name:                               Name:
Title:                              Title:


WITNESSED AND ATTESTED TO:          MAJOR AUTOMOTIVE REALTY CORP.

By:                                 By:
   ----------------------------        ----------------------------
Name:                               Name:
Title:                              Title:

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF         )

            Then personally appeared _____________________________ and acknowledged that the foregoing instrument executed by him/her as ___________________________ of Major Acquisition Corp., a New York corporation, to be his/her free act and deed and the free act and deed of Major Acquisition Corp.

                                    Before me,


                                    Notary Public

                                    My Commission Expires:

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF         )

            Then personally appeared _____________________________ and acknowledged that the foregoing instrument executed by him/her as ____________________________ of Major Chrysler Plymouth Jeep Eagle, Inc., a New York corporation, to be his/her free act and deed and the free act and deed of Major Chrysler Plymouth Jeep Eagle, Inc.

                                    Before me,


                                    Notary Public

                                    My Commission Expires:

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF         )

            Then personally appeared ___________________________ and
acknowledged that the foregoing instrument executed by him/her as _____________________________ of Major Chevrolet, Inc., a New York corporation, to be his/her free act and deed and the free act and deed of Major Chevrolet, Inc.

                                    Before me,


                                    Notary Public

                                    My Commission Expires:

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF         )

            Then personally appeared ________________________________ and acknowledged that the foregoing instrument executed by him/her as ___________________________ of Major Dodge, Inc., a New York corporation, to be his/her free act and deed and the free act and deed of Major Dodge, Inc.

                                    Before me,


                                    Notary Public

                                    My Commission Expires:

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF         )

            Then personally appeared _________________________ and acknowledged that the foregoing instrument executed by him/her as __________________________ of Major Subaru, Inc., a New York corporation, to be his/her free act and deed and the free act and deed of Major Subaru, Inc.

                                    Before me,


                                    Notary Public

                                    My Commission Expires:

STATE OF NEW YORK )
                  ) ss.:
COUNTY OF         )

            Then personally appeared _____________________________ and acknowledged that the foregoing instrument executed by him/her as _____________________________ of Major Automotive Realty Corp., a New York corporation, to be his/her free act and deed and the free act and deed of Major Automotive Realty Corp.

                                    Before me,


                                    Notary Public

                                    My Commission Expires: